                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-09589

                         SCUDDER RREEF SECURITIES TRUST
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder RREEF Real Estate Securities Fund

Annual Report to Shareholders

December 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

Returns and rankings for the 3-year, 5-year and Life of Fund periods shown for Classes A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception and Class R prior to October 1, 2003 are derived from the historical performance of Institutional Class shares of the Scudder RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/04
Scudder RREEF Real Estate Securities Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	31.57%	25.14%	23.49%	23.59%
Class B	30.24%	24.05%	22.48%	22.58%
Class C	30.35%	24.15%	22.54%	22.64%
Class R	31.01%	24.76%	23.22%	23.32%
Institutional Class	31.88%	25.45%	23.87%	23.99%
S&P 500 Index+	10.88%	3.59%	-2.30%	-1.15%
Morgan Stanley REIT Index++	31.49%	23.04%	21.64%	21.98%
Wilshire REIT Index+++	33.18%	23.39%	22.56%	23.06%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 12/31/04	$ 20.40	$ 20.40	$ 20.44	$ 20.39	$ 20.38
12/31/03	$ 17.09	$ 17.08	$ 17.12	$ 17.09	$ 17.08
Distribution Information: Twelve Months: Income Dividends as of 12/31/04	$ .58	$ .40	$ .42	$ .51	$ .62
Long-Term Capital Gains	$ .93	$ .93	$ .93	$ .93	$ .93
Short-Term Capital Gains	$ .45	$ .45	$ .45	$ .45	$ .45
Institutional Class Lipper Rankings — Real Estate Funds Category as of 12/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	118	of	212	56
3-Year	26	of	151	18
5-Year	6	of	119	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder RREEF Real Estate Securities Fund — Class A [] S&P 500 Index+ [] Morgan Stanley REIT Index++ [] Wilshire REIT Index+++

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/04
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,401	$18,468	$27,071	$27,685
	Average annual total return	24.01%	22.69%	22.04%	22.16%
Class B	Growth of $10,000	$12,724	$18,887	$27,462	$28,069
	Average annual total return	27.24%	23.61%	22.39%	22.49%
Class C	Growth of $10,000	$13,035	$19,136	$27,632	$28,241
	Average annual total return	30.35%	24.15%	22.54%	22.64%
Class R	Growth of $10,000	$13,101	$19,420	$28,403	$29,045
	Average annual total return	31.01%	24.76%	23.22%	23.32%
S&P 500 Index+	Growth of $10,000	$11,088	$11,115	$8,902	$9,427
	Average annual total return	10.88%	3.59%	-2.30%	-1.15%
Morgan Stanley REIT Index++	Growth of $10,000	$13,149	$18,635	$26,664	$27,493
	Average annual total return	31.49%	23.04%	21.64%	21.98%
Wilshire REIT Index+++	Growth of $10,000	$13,318	$18,788	$27,662	$28,303
	Average annual total return	33.18%	23.39%	22.56%	23.06%

The growth of $10,000 is cumulative.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Growth of an Assumed $1,000,000 Investment
[] Scudder RREEF Real Estate Securities Fund — Institutional Class [] S&P 500 Index+ [] Morgan Stanley REIT Index++ [] Wilshire REIT Index+++

Yearly periods ended December 31
Comparative Results as of 12/31/04
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,318,800	$1,974,300	$2,916,700	$2,983,800
	Average annual total return	31.88%	25.45%	23.87%	23.99%
S&P 500 Index+	Growth of $1,000,000	$1,108,800	$1,111,500	$890,200	$942,700
	Average annual total return	10.88%	3.59%	-2.30%	-1.15%
Morgan Stanley REIT Index++	Growth of $1,000,000	$1,314,900	$1,863,500	$2,666,400	$2,749,300
	Average annual total return	31.49%	23.04%	21.64%	21.98%
Wilshire REIT Index+++	Growth of $1,000,000	$1,331,800	$1,878,800	$2,766,200	$2,830,300
	Average annual total return	33.18%	23.39%	22.56%	23.06%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

+ The Standard and Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Morgan Stanley REIT Index is a total return index comprised of the most actively traded REITs and is designed to be a measure of real estate equity performance.

+++ The Wilshire REIT Index is an unmanaged index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. On April 19, 2004 the Board of Directors approved replacing the Wilshire REIT Index with the Morgan Stanley REIT Index.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class R	Institutional Class
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,246.60	$ 1,241.30	$ 1,241.30	$ 1,243.20	$ 1,248.40
Expenses Paid per $1,000*	$ 4.59	$ 10.12	$ 9.32	$ 8.00	$ 2.94
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Institutional Class
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.26	$ 1,016.32	$ 1,016.89	$ 1,018.07	$ 1,022.59
Expenses Paid per $1,000*	$ 4.13	$ 9.10	$ 8.39	$ 7.20	$ 2.65

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Institutional Class
Scudder RREEF Real Estate Securities Fund	.81%	1.79%	1.65%	1.42%	.52%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder RREEF Real Estate Securities Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder RREEF Real Estate Securities Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Prior to September 3, 2002, RREEF America L.L.C. ("RREEF") served as investment advisor for the fund. On April 23, 2002, Deutsche Bank AG acquired RoPRO US Holding Inc., the parent company of RREEF. Each of the members of the management team are employees of RREEF and the Advisor.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Partner of RREEF and Lead Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 13 years of investment industry experience.

MBA, Indiana University.

Jerry W. Ehlinger

Managing Director of RREEF and Co-Manager of the fund.

Joined RREEF, Deutsche Asset Management, Inc. and the fund in 2004.

Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1995-2000.

Over nine years of investment industry experience.

MS, University of Wisconsin-Madison.

John W. Vojticek

Managing Director of RREEF and Co-Manager of the fund.

Joined RREEF, Deutsche Asset Management, Inc. and the fund in September, 2004.

Prior to that, Principal at KG Redding and Associates, March, 2004-September, 2004.

Prior to that, Managing Director of RREEF from 1996-March, 2004, Deutsche Asset Management, Inc. from 2002-March, 2004 and the fund from 1999-March, 2004.

Eight years of investment industry experience.

Mark D. Zeisloft, CFA

Managing Director of RREEF and Co-Manager of the fund.

Joined RREEF in 1996, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

Over 13 years of investment industry experience.

MBA, University of Chicago.

Karen J. Knudson*

Partner of RREEF and Co-Manager of the fund through December 31, 2004.

Joined RREEF in 1995, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

Over 21 years of investment industry experience.

MBA, University of California at Berkeley.

*Ms. Knudson retired on December 31, 2004.

In the following interview, Portfolio Managers Jerry W. Ehlinger, Karen J. Knudson, Mark D. Zeisloft, John F. Robertson and John W. Vojticek discuss the market environment, performance results and positioning of Scudder RREEF Real Estate Securities Fund during its most recent fiscal year ended December 31, 2004.

Q:  How did Scudder RREEF Real Estate Securities Fund perform during its most recent fiscal year?

A:  In a volatile but ultimately outstanding year for Real Estate Investment Trusts (REITs), the fund returned 31.57% (Class A shares) for the 12 months ended December 31, 2004. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for the performance of other share classes and for more complete performance information.) This performance was in line with the 31.49% return for the fund's benchmark, the Morgan Stanley REIT Index (RMS Index), over the same period.

Q:  Effective May 1, 2004, the fund began using the Morgan Stanley REIT Index (RMS Index) as the basis for investing and as a benchmark to measure the fund's performance. Will you describe the new benchmark and the reasons for the changeover?

A:  The RMS Index includes approximately 115 REITs, with a total market capitalization of $220 billion, covering multiple market sectors. Previously, the fund utilized the Wilshire REIT Index, which in contrast comprises approximately 88 REITs with a total market capitalization of $190 billion. The portfolio management team is now investing the fund's assets in a wider range of companies within most property sectors, thereby decreasing the fund's concentration within the sectors. We believe that the expanded universe of REITs in which the fund can now invest, and our strategy of owning a larger number of companies in the portfolio, should provide greater diversification for the fund's investments, which can reduce volatility and risk for the fund and its shareholders.

At the same time, we are employing the established investment disciplines that we have used in the past. For instance, we continue to employ our quarterly sector allocation process in which we decide to overweight or underweight certain sectors. Because of the changeover to the RMS Index, we now have additional sectors in which to invest, namely the health care sector and the specialty sector. This reduces the degree of overweight or underweight that we will have in any particular sector. Of course, we still make informed decisions on where we think sector outperformance will occur, and we still use the same stock-picking discipline that we applied in the previous core strategy. Instead of holding a more concentrated portfolio of 30 to 35 issues, we have expanded the portfolio to include 50 to 65 names and are still investing in the top-returning names we see in each sector. Meanwhile, we are avoiding the bottom tier of companies that we expect to underperform.

Q:  What factors affected the performance of REITs during 2004?

A:  It was an interesting year. We expected that the REIT market would post gains of perhaps 6% to 8% last year; instead, the market was up more than 30%. In the first quarter of 2004, REITs benefited from strong demand based on the introduction of several real estate-based closed-end funds, as well as from investors seeking higher yields.

In the second quarter, following the government's stronger-than-expected jobs report on April 2, 2004, the bond market sold off. As a result, the yield advantage of REITs was partially erased. REITs then endured a market correction of their own. In hindsight, the market overreacted, and in May and June, it was up 10.80% based on the RMS Index.

Over the second half of the year, investors came to believe that the US economy was not overheating, as job creation eased. While the Federal Reserve (the Fed) began its program of "measured" short-term interest rate increases over five Federal Open Market Committee (FOMC) meetings from June through December, long-term Treasury rates ended the year where they started. As a result, investor interest in yield-oriented products persisted, creating a positive environment for REITs.

Q:  What contributed to and detracted from performance during the period?

A:  During the 12-month period, our stock selection and sector selection added significant value, with stock selection the bigger contributor (providing 75% of the benefit during the period). The fund benefited particularly from strong stock selection in both the retail and apartment sectors, though stock picks within the hotel and regional mall sectors also contributed to performance. On the flip side, stock selection within the industrial and office sectors detracted from performance.

In terms of sector selection, compared with the RMS Index, the portfolio was overweight in the hotel sector and regional mall sector (both up significantly), which boosted overall performance during the 12-month period. In addition, the portfolio's underweight in the office sector — the worst-performing sector in an outstanding period for REITs — helped performance. Meanwhile, a slight overweight in apartments and an underweight in retail detracted from performance.

Q:  Which companies were the top individual contributors to performance?

A:  The two biggest contributors, both of which we held in the portfolio for most of the year, were Avalonbay Communities, Inc. and Starwood Hotels & Resorts Worldwide, Inc.. The third-best performer was the Mills Corp., which we purchased during the early part of 2004.

Avalonbay, the top performer in the portfolio, benefited from being in the apartment sector, which has shown signs of improvement. Avalonbay does some smart things in terms of positioning its property portfolio. Avalonbay has exposure to better apartment markets such as New York and Washington, D.C., and the company continues to sell out of less attractive tertiary markets. We felt that Avalonbay was exceptionally undervalued coming into 2004. We took advantage of this fact and held this position for most of the year. Based on its valuation, which we feel is still attractive, we are confident of Avalonbay's future resorts.

Starwood Hotels & Resorts benefited from the recent sharp recovery in the hotel sector that continued last year. Upscale hotel occupancy (the high end of the market is where we are invested for the most part) was soft during 2002 and began to improve in 2003; then, during the latter part of 2004, these companies began to raise their room rates, which is the real key to earnings in the hotel sector. We are in a period in which high-end hotels in cities such as New York and Los Angeles are nearing full occupancy and are able to raise average daily room rates. Barring the unexpected, such as a sudden dip in the economy, we think that this sector can continue this momentum through the fourth and fifth year of a five-year recovery. We continue to be overweight in the hotel sector.

The Mills Corp. is the fastest-growing regional mall company in our investment universe. Mills has an active development pipeline that extends for several years. This is a dynamic company that should continue to outpace its peer-group average in terms of growth. We have been following this name for a long period and at times have been skeptical about Mills' prospects. However, the company's new management impressed us, and after careful research, we decided to add Mills to the portfolio in 2004. The fund benefited from this decision.

Q:  Will you describe the fund's positioning within the various REIT sectors?

A:  After apartments produced steady outperformance in the fourth quarter, we reduced our position in this sector to a slight underweight. Though the economy and job growth may continue to improve, we thought that investors had fully priced in the anticipated recovery in apartment markets. A number of apartment companies seemed to confirm this thesis toward the end of 2004 when their earnings guidance fell below previous Wall Street estimates.

We have increased the fund's overweight within the regional mall sector. This sector benefited from a favorable sales environment during the fourth quarter, particularly the high-end malls. Most of the companies in which the fund is invested are focused on the upscale mall segment of the sector. Earnings prospects within regional malls over the next 12 to 18 months continue to be favorable, and the sector's bankruptcy levels are in line with historical averages.

We are especially enthusiastic about prospects for the hotel sector (see the discussion of Starwood Hotels & Resorts on page 14 for additional information about this sector). Of all of the fund's sector positions, we feel this is the most obvious sector to overweight, given significantly improved fundamental characteristics for hotels and the ability of high-end hotels to push up room rates. Such rate increases go right to the bottom line, which makes this an exciting area of the market for investors.

The fund remains underweight in the office sector and will likely continue this underweight at least through the first half of 2005. This sector has benefited from pockets of recovery in New York City's midtown and downtown, in Washington, D.C./Northern Virginia and in Southern California/San Diego. We believe it will take some time for this recovery to spread to other major metropolitan areas. There are still many instances in which office leases in major cities are being renegotiated at deep discounts to the original agreements. It's likely that this "rolldown" in rents will continue into 2006, and we will probably have to wait until 2007 for widespread improvement in the office sector.

In addition, we have moved to a slight underweight in industrials, in part because we cannot identify attractively priced pure industrial names within the fund's investment universe. Many of the companies that we classify as industrial also have a significant amount of their portfolios invested in office properties. Several companies that are pure industrial plays posted strong gains in 2004. These include ProLogis Trust and Catellus Development Corp. The second reason for our underweight in industrials is our feeling that even the purer industrial names have largely become fully valued.

Retail was one of the better-performing sectors in 2004, but we are uncertain that the sector's outperformance can continue because of the modest level of growth expected from retail stores going forward. As other REIT sectors such as hotels continue to excite investors, we believe that retail's earnings prospects will be viewed as less enticing.

Q:  What are the prospects for the REIT marketplace in 2005?

A:  Even as fundamentals are improving for real estate, we are cautious about returns in 2005. Although REITs should continue to provide investors with attractive diversification benefits, we expect returns to fall below historical averages this year as the sector digests the performance of the past several years. That said, accelerating earnings growth and increased investor demand for real estate should provide support for current valuations in the coming months.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2004

Asset Allocation	12/31/04	12/31/03

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Apartments	19%	21%
Office	16%	22%
Regional Malls	15%	19%
Shopping Centers	14%	—
Hotels	10%	9%
Industrials	9%	13%
Diversified	9%	—
Health Care	5%	—
Other	3%	2%
Retail	—	14%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2004 (42.6% of Net Assets)
1. Simon Property Group, Inc. (REIT) Operator of real estate investment trust	9.2%
2. Equity Residential (REIT) Operator of multifamily properties containing apartments	6.8%
3. Equity Office Properties Trust (REIT) Owner of office properties and parking facilities	4.7%
4. Vornado Realty Trust (REIT) Operator of investments in community shopping centers	3.8%
5. Avalonbay Communities, Inc. (REIT) Self-managed, multifamily real estate investment trust	3.6%
6. ProLogis (REIT) Owner of global corporate distribution facilities	3.5%
7. Hilton Hotels Corp. Operator of a chain of hotels	3.1%
8. Apartment Investment & Management Co. "A" (REIT) Owner of diversified portfolio of multifamily apartment properties	2.7%
9. The Mills Corp. (REIT) Owns, develops and leases a portfolio of properties under the Mills and Block names	2.6%
10. Starwood Hotels & Resorts Worldwide, Inc. Manufacturer of a chain of hotels	2.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

	Shares	Value ($)

Common Stocks 96.2%
Apartments 18.3%
AMLI Residential Properties Trust (REIT)	129,600	4,147,200
Apartment Investment & Management Co. "A" (REIT)	897,100	34,574,234
Archstone-Smith Trust (REIT)	627,020	24,014,866
Avalonbay Communities, Inc. (REIT)	616,277	46,405,658
BRE Properties, Inc. "A" (REIT)	420,600	16,954,386
Camden Property Trust (REIT)	54,100	2,742,551
Equity Residential (REIT)	2,413,729	87,328,715
Home Properties, Inc. (REIT)	277,150	11,917,450
Summit Properties, Inc. (REIT)	215,600	7,019,936
		235,104,996
Diversified 8.6%
American Financial Realty Trust (REIT)	1,011,400	16,364,452
Capital Automotive (REIT)	278,200	9,883,055
Colonial Properties Trust (REIT)	182,500	7,166,775
Crescent Real Estate Equities Co. (REIT)	320,752	5,856,931
Duke Realty Corp. (REIT)	774,600	26,444,844
Equity Lifestyle Properties, Inc. (REIT)	13,600	487,030
Lexington Corporate Properties Trust (REIT)	419,400	9,470,052
One Liberty Properties, Inc. (REIT)	128,400	2,660,448
PS Business Parks, Inc. (REIT)	434,000	19,573,400
Reckson Associates Realty Corp. (REIT)	378,000	12,402,180
		110,309,167
Health Care 5.2%
Healthcare Realty Trust, Inc. (REIT)	264,300	10,757,010
National Health Investors, Inc. (REIT)	323,406	9,436,987
Nationwide Health Properties, Inc. (REIT)	317,595	7,542,882
Senior Housing Properties Trust (REIT)	657,100	12,445,474
Universal Health Realty Income Trust (REIT)	112,300	3,608,199
Ventas, Inc. (REIT)	848,600	23,260,126
		67,050,678
Hotels 9.5%
Hilton Hotels Corp.	1,759,200	40,004,208
Host Marriott Corp. (REIT)	1,684,200	29,136,660
Innkeepers USA Trust (REIT)	27,100	387,801
La Quinta Corp.*	2,177,800	19,796,202
Starwood Hotels & Resorts Worldwide, Inc.	566,813	33,101,879
		122,426,750
Industrial 8.9%
AMB Property Corp. (REIT)	54,100	2,222,796
Catellus Development Corp. (REIT)	841,944	25,763,486
First Potomac Realty Trust (REIT)	125,400	2,859,120
Liberty Property Trust (REIT)	739,000	31,924,800
ProLogis (REIT)	1,027,200	44,508,576
Sun Communities, Inc. (REIT)	155,200	6,246,800
		113,525,578
Manufactured Homes 0.0%
American Land Lease, Inc. (REIT)	4,900	109,931
Media 0.4%
Entertainment Properties Trust (REIT)	108,900	4,851,495
Office 15.3%
Arden Realty Group, Inc. (REIT)	595,200	22,450,944
BioMed Realty Trust, Inc. (REIT)	381,300	8,468,673
Brandywine Realty Trust (REIT)	355,400	10,445,206
Brookfield Properties Corp. (REIT)	661,555	24,742,157
CarrAmerica Realty Corp. (REIT)	40,600	1,343,750
CRT Properties, Inc. (REIT)	305,300	7,284,458
Equity Office Properties Trust (REIT)	2,048,900	59,663,968
Glenborough Realty Trust, Inc. (REIT)	258,492	5,500,710
Highwoods Properties, Inc. (REIT)	516,900	14,318,130
Mack-Cali Realty Corp. (REIT)	582,386	26,807,228
Parkway Properties, Inc. (REIT)	5,600	283,906
Trizec Properties, Inc. (REIT)	777,500	14,710,300
		196,019,430
Regional Malls 14.8%
Pennsylvania Real Estate Investment Trust (REIT)	307,700	13,169,560
Simon Property Group, Inc. (REIT)	1,828,217	118,230,794
Taubman Centers, Inc. (REIT)	409,600	12,267,520
The Macerich Co. (REIT)	214,300	13,458,040
The Mills Corp. (REIT)	520,600	33,193,456
		190,319,370
Shopping Centers 13.1%
Commercial Net Lease Realty (REIT)	225,300	4,641,180
Equity One, Inc. (REIT)	430,800	10,222,884
Federal Realty Investment Trust (REIT)	477,600	24,668,040
Inland Real Estate Corp. (REIT)	940,500	15,000,975
Pan Pacific Retail Properties, Inc. (REIT)	386,800	24,252,360
Ramco-Gershenson Properties Trust (REIT)	273,600	8,823,600
Regency Centers Corp. (REIT)	559,200	30,979,680
Vornado Realty Trust (REIT)	647,300	49,278,949
		167,867,668
Other 2.1%
FrontLine Capital Group*	12,400	1
Public Storage, Inc. (REIT)	477,300	26,609,475
		26,609,476
Total Common Stocks (Cost $940,283,909)		1,234,194,539

Cash Equivalents 3.4%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $43,199,476)	43,199,476	43,199,476
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $983,483,385) (a)	99.6	1,277,394,015
Other Assets and Liabilities, Net	0.4	4,694,104
Net Assets	100.0	1,282,088,119

* Non-income producing security.

(a) The cost for federal income tax purposes was $985,915,367. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $291,478,648. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $291,667,530 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $188,882.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The ratio shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $940,283,909)	$ 1,234,194,539
Investment in Scudder Cash Management QP Trust (cost $43,199,476)	43,199,476
Total investments in securities, at value (cost $983,483,385)	1,277,394,015
Receivable for investments sold	12,300,911
Dividends receivable	5,506,164
Interest receivable	64,496
Receivable for Fund shares sold	11,410,552
Other assets	51,572
Total assets	1,306,727,710
Liabilities
Due to custodian bank	5,400
Payable for investments purchased	18,676,217
Payable for Fund shares redeemed	4,961,589
Accrued investment advisory fee	511,759
Other accrued expenses and payables	484,626
Total liabilities	24,639,591
Net assets, at value	$ 1,282,088,119
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(3,778)
Net unrealized appreciation (depreciation) on investments	293,910,630
Accumulated net realized gain (loss)	4,693,970
Paid-in capital	983,487,297
Net assets, at value	$ 1,282,088,119

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($814,481,541 ÷ 39,934,231 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 20.40
Maximum offering price per share (100 ÷ 94.25 of $20.40)	$ 21.64

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($31,511,055 ÷ 1,544,989 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 20.40

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($80,933,321 ÷ 3,959,169 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 20.44
Class R Net Asset Value, offering and redemption price per share ($1,834,298 ÷ 89,951 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 20.39
Institutional Class Net Asset Value, offering and redemption price per share ($353,327,904 ÷ 17,338,438 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 20.38

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $71,238)	$ 31,701,401
Interest	634
Interest — Scudder Cash Management QP Trust	451,320
Total Income	32,153,355
Expenses: Investment advisory fee	4,566,379
Services to shareholders	389,350
Custodian and accounting fees	198,663
Distribution and shareholder servicing fees	2,352,784
Auditing	69,628
Legal	16,352
Trustees' fees and expenses	38,705
Reports to shareholders	28,635
Registration fees	94,793
Other	30,520
Total expenses, before expense reductions	7,785,809
Expense reductions	(10,020)
Total expenses, after expense reductions	7,775,789
Net investment income (loss)	24,377,566
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	83,693,261
Capital gain dividend received	7,379,524
91,072,785
Net unrealized appreciation (depreciation) during the period on investments	166,297,113
Net gain (loss) on investment transactions	257,369,898
Net increase (decrease) in net assets resulting from operations	$ 281,747,464

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 24,377,566	$ 14,284,525
Net realized gain (loss) on investment transactions	91,072,785	6,751,211
Net unrealized appreciation (depreciation) during the period on investment transactions	166,297,113	122,656,573
Net increase (decrease) in net assets resulting from operations	281,747,464	143,692,309
Distributions to shareholders from: Net investment income: Class A	(19,511,235)	(9,921,187)
Class B	(555,818)	(444,722)
Class C	(1,259,205)	(697,937)
Class R	(26,472)	(2,706)
Institutional Class	(7,917,963)	(3,428,735)
Net realized gains: Class A	(51,326,140)	(4,328,789)
Class B	(2,005,461)	(194,040)
Class C	(5,109,475)	(304,522)
Class R	(112,954)	(1,181)
Institutional Class	(22,127,786)	(1,496,018)
Tax return of capital: Class A	—	(1,821,847)
Class B	—	(81,665)
Class C	—	(128,164)
Class R	—	(497)
Institutional Class	—	(629,625)
Fund share transactions: Proceeds from shares sold	539,400,416	387,144,963
Reinvestment of distributions	97,100,885	21,678,736
Cost of shares redeemed	(228,660,889)	(67,862,297)
Net increase (decrease) in net assets from Fund share transactions	407,840,412	340,961,402
Increase (decrease) in net assets	579,635,367	461,172,076
Net assets at beginning of period	702,452,752	241,280,676
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $3,778 and $0, respectively)	$ 1,282,088,119	$ 702,452,752

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.09	$ 12.97	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[c]	.48	.51	.08	.04
Net realized and unrealized gain (loss) on investment transactions	4.79	4.37	.06	(.25)
Total from investment operations	5.27	4.88	.14	(.21)
Less distributions from: Net investment income	(.58)	(.55)	(.09)	(.15)
Net realized gain (loss) on investment transactions	(1.38)	(.15)	(.04)	—
Tax return of capital	—	(.06)	(.02)	—
Total distributions	(1.96)	(.76)	(.15)	(.15)
Net asset value, end of period	$ 20.40	$ 17.09	$ 12.97	$ 12.98
Total Return (%)[d]	31.57	38.51	1.11e**	(1.55)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	814	481	210	200
Ratio of expenses before expense reductions (%)	.82	.88	1.26*	2.20*
Ratio of expenses after expense reductions (%)	.82	.88	1.25*	1.25*
Ratio of net investment income (loss) (%)	2.60	3.39	.60f**	1.27*
Portfolio turnover rate (%)	79	25	36*	44

[a] For the one month period ended December 31, 2002.

[b] For the period September 3, 2002 (commencement of operations of Class A shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

Class B
Years Ended December 31,	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.08	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[c]	.30	.36	.07	.01
Net realized and unrealized gain (loss) on investment transactions	4.80	4.38	.07	(.24)
Total from investment operations	5.10	4.74	.14	(.23)
Less distributions from: Net investment income	(.40)	(.44)	(.07)	(.13)
Net realized gain (loss) on investment transactions	(1.38)	(.15)	(.04)	—
Tax return of capital	—	(.06)	(.02)	—
Total distributions	(1.78)	(.65)	(.13)	(.13)
Net asset value, end of period	$ 20.40	$ 17.08	$ 12.99	$ 12.98
Total Return (%)[d]	30.24	37.36	1.06e**	(1.74)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	22	7	7
Ratio of expenses before expense reductions (%)	1.79	1.85	2.28*	2.69*
Ratio of expenses after expense reductions (%)	1.79	1.85	2.00*	2.00*
Ratio of net investment income (%)	1.63	2.42	.54f**	.52*
Portfolio turnover rate (%)	79	25	36*	44

[a] For the one month period ended December 31, 2002.

[b] For the period September 3, 2002 (commencement of operations of Class B shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

Class C
Years Ended December 31,	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.12	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[c]	.32	.37	.07	.01
Net realized and unrealized gain (loss) on investment transactions	4.80	4.41	.07	(.24)
Total from investment operations	5.12	4.78	.14	(.23)
Less distributions from: Net investment income	(.42)	(.44)	(.07)	(.13)
Net realized gain (loss) on investment transactions	(1.38)	(.15)	(.04)	—
Tax return of capital	—	(.06)	(.02)	—
Total distributions	(1.80)	(.65)	(.13)	(.13)
Net asset value, end of period	$ 20.44	$ 17.12	$ 12.99	$ 12.98
Total Return (%)[d]	30.35	37.59	1.06e**	(1.74)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	34	1	1
Ratio of expenses before expense reductions (%)	1.68	1.75	2.28*	2.84*
Ratio of expenses after expense reductions (%)	1.68	1.75	2.00*	2.00*
Ratio of net investment income (loss) (%)	1.74	2.52	.54f**	.52*
Portfolio turnover rate (%)	79	25	36*	44

[a] For the one month period ended December 31, 2002.

[b] For the period September 3, 2002 (commencement of operations of Class C shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

Class R
Years Ended December 31,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.09	$ 16.06
Income (loss) from investment operations: Net investment income (loss)[b]	.38	.03
Net realized and unrealized gain (loss) on investment transactions	4.81	1.30
Total from investment operations	5.19	1.33
Less distributions from: Net investment income	(.51)	(.09)
Net realized gain (loss) on investment transactions	(1.38)	(.15)
Tax return of capital	—	(.06)
Total distributions	(1.89)	(.30)
Net asset value, end of period	$ 20.39	$ 17.09
Total Return (%)	31.01	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.1
Ratio of expenses (%)	1.33	1.25*
Ratio of net investment income (loss) (%)	2.09	.21c**
Portfolio turnover rate (%)	79	25

[a] For the period October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.

[b] Based on average shares outstanding during the period.

[c] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

Institutional Class[a]
Years Ended December 31,	2004	2003	2002[b]	2002[c]	2001[c]	2000[d]
Selected Per Share Data
Net asset value, beginning of period	$ 17.08	$ 12.96	$ 12.98	$ 13.30	$ 11.95	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.53	.55[e]	.08[e]	.45[e]	.66	.48
Net realized and unrealized gain (loss) on investment transactions	4.77	4.37	.06	.77	1.58	1.82
Total from investment operations	5.30	4.92	.14	1.22	2.24	2.30
Less distributions from: Net investment income	(.62)	(.59)	(.10)	(.55)	(.46)	(.35)
Net realized gain (loss) on investment transactions	(1.38)	(.15)	(.04)	(.99)	(.43)	—
Tax return of capital	—	(.06)	(.02)	—	—	—
Total distributions	(2.00)	(.80)	(.16)	(1.54)	(.89)	(.35)
Net asset value, end of period	$ 20.38	$ 17.08	$ 12.96	$ 12.98	$ 13.30	$ 11.95
Total Return (%)	31.88	38.91	1.13f**	9.58[f]	19.32	23.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	353	166	24	22	16	14
Ratio of expenses before expense reductions (%)	.54	.63	1.06*	1.25	1.17	1.32
Ratio of expenses after expense reductions (%)	.54	.63	1.00*	1.14	1.17	1.32
Ratio of net investment income (loss) (%)	2.88	3.64	.62g**	3.44	4.97	5.04
Portfolio turnover rate (%)	79	25	36*	44	114	87

[a] On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated as Institutional Class.

[b] For the one month period ended December 31, 2002.

[c] For the years ended November 30.

[d] For the period December 1, 1999 (commencement of operations) to November 30, 2000.

[e] Based on average shares outstanding during the period.

[f] Total return would have been lower had certain expenses not been reduced.

[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of Scudder RREEF Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, shareholder servicing fees, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,200,444
Undistributed net long-term capital gains	$ 5,925,507
Capital loss carryforwards	$ —
Unrealized appreciation (depreciation) on investments	$ 291,478,648

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended December 31,
	2004	2003
Distributions from ordinary income*	$ 55,579,984	$ 17,279,646
Distributions from long-term capital gains	$ 54,372,525	$ 3,540,191
Distributions from tax return of capital	$ —	$ 2,661,798

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $1,039,371,624 and $719,089,195, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate of 0.65% of the first $100,000,000 of the Fund's average daily net assets, 0.55% of the next $100,000,000 of such net assets, 0.50% of the next $100,000,000 of such net assets and 0.45% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.49% of the Fund's average daily net assets.

Until August 30, 2005, the Advisor has contractually agreed to maintain the expenses of Class A, B, C, R and Institutional shares at no more than 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, respectively, of average daily net assets.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $62 and $447, respectively.

Service Provider Fees. Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC and ICCC have retained State Street Bank and Trust Company ("SSB") to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended December 31, 2004, the amount charged to the Fund by ICCC aggregated $150,909, of which $11,352 is unpaid.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend paying and shareholder services agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SISC aggregated $383,320, of which $88,289 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended December 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2004
Class B	$ 192,651	$ 20,175
Class C	420,597	49,916
Class R	2,330	369
	$ 615,578	$ 70,460

In addition, SDI provides information and administration services ("Shareholder Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31, 2004	Effective Rate
Class A	$ 1,539,491	$ 157,081.25%
Class B	56,485	6,153.22%
Class C	138,900	22,552.25%
Class R	2,330	680.25%
	$ 1,737,206	$ 186,466

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended December 31, 2004 aggregated $23,760 and $41, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2004, the CDSC for Class B and C shares aggregated $70,661 and $25,907, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2004, SDI received $20,411.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	14,868,713	$ 272,560,915	13,960,347	$ 208,790,368
Class B	753,645	13,675,958	935,243	14,132,770
Class C	3,016,420	55,411,526	1,982,736	30,477,401
Class R*	79,543	1,439,483	8,297	139,753
Institutional Class	10,571,676	196,312,534	8,707,240	133,604,671
		$ 539,400,416		$ 387,144,963
Shares issued to shareholders in reinvestment of distributions
Class A	3,472,220	$ 68,296,703	1,111,731	$ 17,046,253
Class B	104,052	2,061,395	29,778	463,512
Class C	243,756	4,860,314	29,735	481,245
Class R*	6,959	138,717	23	435
Institutional Class	1,102,295	21,743,756	235,013	3,687,291
		$ 97,100,885		$ 21,678,736
Shares redeemed
Class A	(6,545,616)	$ (120,971,606)	(3,095,358)	$ (46,599,353)
Class B	(574,049)	(10,340,051)	(252,048)	(3,668,476)
Class C	(1,280,526)	(23,554,974)	(92,706)	(1,418,820)
Class R*	(4,226)	(84,494)	(645)	(11,000)
Institutional Class	(4,060,263)	(73,709,764)	(1,053,160)	(16,164,648)
		$ (228,660,889)		$ (67,862,297)
Net increase (decrease)
Class A	11,795,317	$ 219,886,012	11,976,720	$ 179,237,268
Class B	283,648	5,397,302	712,973	10,927,806
Class C	1,979,650	36,716,866	1,919,765	29,539,826
Class R*	82,276	1,493,706	7,675	129,188
Institutional Class	7,613,708	144,346,526	7,889,093	121,127,314
		$ 407,840,412		$ 340,961,402

* For the period October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.

E. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Fund $9,674, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the Fund's custodian fees were reduced by $346 for custody credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 20 percent of its net assets under the agreement. During the period the Fund had no borrowings on the line of credit.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder RREEF Securities Trust and Shareholders of Scudder RREEF Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder RREEF Real Estate Securities Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
February 25, 2005

Tax Information (Unaudited)

The Fund reported distributions of $0.93 per share from net long-term capital gains during the year ended December 31, 2003, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $66,336,000 as capital gain dividends for its year ended December 31, 2004, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		54
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		56
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	54
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	54
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	54
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	54
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	54
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	54
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	54
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	137
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002

Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Lisa Hertz[5] 8/21/70 Assistant Secretary since 2004	Assistant Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Philip Gallo[5] 8/2/62 Chief Compliance Officer since 2004	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder RREEF Securities Trust of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

5 Address: 345 Park Avenue, New York, New York.

6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 for Classes A, B and C (800) 730-1313 for Institutional Class To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRRRX
CUSIP Number	81119P 102	81119P 201	81119P 300	81119P 409
Fund Number	425	625	725	595

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	RRRSX
CUSIP Number	81119P-508
Fund Number	1502
Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder RREEF Securities Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    SCUDDER RREEF REAL ESTATE SECURITIES FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal Year       Audit Fees    Audit-Related    Tax Fees       All Other
      Ended            Billed       Fees Billed     Billed to      Fees Billed
   December 31,       to Fund         to Fund         Fund          to Fund
--------------------------------------------------------------------------------
2004                   $49,700         $185          $8,105           $0
--------------------------------------------------------------------------------
2003                   $44,700        $1,237         $7,720           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table shows the amount of fees  billed by PWC to Deutsche  Asset
Management,  Inc.  ("DeAM"  or  the  "Adviser"),  and  any  entity  controlling, controlled  by or under common  control  with DeAM  ("Control  Affiliate")  that provides ongoing services to the Fund ("Affiliated Fund Service Provider"),  for
engagements  directly related to the Fund's operations and financial  reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-Related          Tax Fees           All Other
                        Fees Billed           Billed to        Fees Billed
                        to Adviser           Adviser and      to Adviser and
  Fiscal              and Affiliated         Affiliated         Affiliated
 Year Ended            Fund Service         Fund Service       Fund Service
December 31,            Providers             Providers          Providers
--------------------------------------------------------------------------------
2004                    $431,907                $0                   $0
--------------------------------------------------------------------------------
2003                    $538,457                $0                   $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                     Total
                                   Non-Audit
                                Fees billed to
                                  Adviser and
                                Affiliated Fund         Total
                               Service Providers      Non-Audit
                                 (engagements        Fees billed
                                    related        to Adviser and
                                directly to the    Affiliated Fund
                    Total       operations and         Service
                  Non-Audit        financial         Providers
                Fees Billed        reporting         (all other       Total of
   Fiscal         to Fund        of the Fund)       engagements)      (A), (B
 Year Ended
December 31,         (A)              (B)                (C)           and (C)
--------------------------------------------------------------------------------
2004                $8,105            $0             $253,272           $261,377
--------------------------------------------------------------------------------
2003                $7,720            $0            $3,967,000        $3,974,720
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeAM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder RREEF Real Estate Securities Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder RREEF Real Estate Securities Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005